2nd Quarter 2022 Update July 26, 2022

Presentation Index 2 Corporate Overview Opportunity – Our Investment Thesis 2nd Quarter 2022 Results Line of Business Updates Appendix 3 8 17 31 41 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slide 43 for important disclosures about information contained in this presentation. Peer Group

Corporate Overview 3 Highlights Asset-based lending Healthcare Services 92 banking centers 233 ATMs UMB Bank Presence Twin Cities - MN Salt Lake City - UT UMB Financial Corporation Headquarters Expansion Markets International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (4) Fund Services Private Wealth Management & Personal Trust At, or for the 3 months ended, 06/30/22. (1) Includes $26.4 mm in PPP balances; (2) Includes $11.0B in managed assets and $4.2B in Assets Under Administration for Private Wealth customers; (3) Includes assets in Fund Services, Corporate Trust and Healthcare Services; (4) UMB Bank, n.a. Capital Markets Division.

An unwavering commitment to doing more for our customers. Beyond Financials Our Culture 4 Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Our Values Our Commitment Our Vision the unparalleled customer experience

5 Beyond Financials Our Culture Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate.

6 Beyond Financials Our Commitment to Corporate Citizenship Read our 2021 Corporate Citizenship Report at UMB.com/CorporateCitizenship UMB recognizes the undeniable importance of sustainable business practices. Efficient & Sensible Resource Use Associate volunteerism and corporate philanthropy help build strong community partnerships. $6.6 million in company donations and sponsorships in 2021, supporting underserved communities’ housing needs, small business efforts, education and emerging talent 1,000+ participants in our workplace giving campaign supporting qualified nonprofits with pledges of $526k Associates receive 16 hours of paid Volunteer Time Off (VTO) annually, and participates logged over 6,500 hours of volunteer time, despite the pandemic UMB Market, which helps children learn about healthy shopping on a budget, was the Financial Education winner in the American Bankers Association Community Commitment Awards Community Impact 74 UMB buildings use automated systems to conserve energy, with a goal to include all UMB properties by year-end 2023 More than 183k Kilowatt hours generated from solar panels Exterior lighting upgrades to LED saved more than 95k Kilowatt hours; committed to convert all locations by year-end 2023 Committed to paper reduction through digital opportunities and education programs Adapting technology to include rooftop gardens, geothermal energy and charging stations for electric cars Installed beehives at a Colorado branch to support the local honeybee population Effective governance practices preserve the confidence and trust of our stakeholders. 12-person board of directors, with 10 independent members, a lead independent director, and 100% independence on board committees 33% board diversity Deliberate selection criteria which includes diversity standards in the board nomination process Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit Board oversight of the executive ESG Committee Strong Corporate Governance We want our company to be as diverse as the world we live in. As an early CEO Action for Diversity and Inclusion signatory, we regularly review progress of our inclusion strategy with executives and our board of directors Eight Business Resource Groups (BRGs) help us understand the needs of our associates, customers and communities and turn empathy into action In 2021, 34% of all UMB hires were people of color, 52% were women and 2% were veterans Diversity among leadership team – 8 of 16 members Inclusion & Diversity

Business Model
Our Diverse Foundation

UMB

Commercial & Personal Banking Services

Revenue: **2Q'22 $285 million**; FY'21 $922 million. Average deposits: $19.7 billion

Commercial

Average loans: $15.2B [1]
Average deposits: $13.0B

- C&I lending
- Small business lending
- CRE & Construction lending
- Treasury management
- Merchant payments
- Specialized Expertise:
  - Agribusiness
  - Energy
  - Practice finance
  - Aviation
  - Asset-based lending
  - Beverage
  - Mezzanine debt & equity investments

Consumer

Average loans: $2.6B [1] [2]
Average deposits: $6.7B

- Retail deposit & lending services through 92 branches and online
- Private banking services
- Consumer mortgage

Private Wealth

AUM = $11.0B
AUA = $4.2B

- Financial planning
- Investment management
- Trust & custody
- Estate planning
- Family office
- Business exit planning

Institutional Banking Services

Revenue: **2Q'22 $116 million**; FY'21 $361 million. Average deposits: $11.9 billion

Institutional Banking provides solutions for the entire marketplace; $415.3 billion in AUA. [3]

Corporate Trust
- Bond trustee, paying agent & escrow services

Institutional Custody
- Domestic & international custody services

Fund Services
- Fund accounting, fund administration & transfer agency

Specialty Trust & Agency Solutions
- Default workout & successor trustee services
- Aviation, ABS & loan agency services

Capital Markets Division [4]
- Fixed income sales & trading
- Public finance

Investor Solutions
- Banking, cash management & specialty services for financial firms

Healthcare Services
- Health savings & benefit spending accounts
- Healthcare payment solutions

Balances at or for quarter ended 06/30/22. (1) Loan balances exclude credit card and PPP loans; (2) Includes consumer loans plus residential real estate loans to retail and private banking clients; (3) Includes AUA in Fund Services/custody, corporate trust and Healthcare Services; (4) Products and services offered through UMB Bank Capital Markets Division.
NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED.

7

Our Investment Thesis

9 Investment Thesis Our Opportunity Track record of relative outperformance in loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis; built out specialized teams Runway for Growth Attractive deposit base Diverse and low-cost funding sources Track record of strong deposit growth in challenging times Net interest income growth Above peer earning asset growth Balance sheet flexibility to lever up deposit base through deployment into high-quality earning assets Focus on returning value to shareholders Risk-adjusted returns EPS and tangible book value growth outpace peers over the long-term Consistent dividend growth Differentiated revenue profile and growing fee income Revenue from diverse lines of business and verticals provide a natural hedge in all rate environments Lower-than-peer reliance on mortgage and NSF/OD revenue Solid capital and liquidity positions support growth objectives Higher common equity levels Attractive loan-to-deposit ratio provides flexibility Time-tested underwriting philosophy Unwavering credit standards Long-tenured credit team – average of 23 years with UMB Chief Credit Officer – 36 years with UMB

7% Balance Sheet Growth Across All Business Cycles 10 Average Loans Average Deposits Average annual balances in billions. 2.50% 0.14% 1.77% 0.09% Annual Loan Growth 12% 14% 9% 7% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 25% 4% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 15 Year CAGR 10.4% 15 Year CAGR 11.7% (1) (1) Ex. PPP balances for ’20 & ‘21; (2) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence. Peer group defined on slide 48. (1) Annual Deposit Growth

Differentiated Revenue Profile Multiple Sources of Growth 11 Net Interest Income Fee Income Provides Diversity Dollars in millions. 29% 28% 54% 36% $ 1,282.7 $1,291.4 $472.2 $613.2 $521.5 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 15 Year CAGR 6.9% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 15% 7% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 7% 10% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% (1) Fee income prior to 2017 contains income from discontinued operations; (2) UMB traditional peers (15 banks) as of latest available annual period. Source: S&P Global Market Intelligence. 15 Year CAGR 9.2% 15 Year CAGR 4.1% Fee Income Growth $ 815.5 $731.2 $217.2 $303.0 $232.7 $317.0 $275.1 $320.1 $310.6 $333.3 $412.1 $558.9 $350.1 $610.4 $495.3 $670.9

Capital & Liquidity Supports Growth Outlook 12 Cash & Securities / Assets Loans / Deposits Tier 1 Capital Ratio Tangible Common Equity / Assets (4) (3) (2) (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) Non-GAAP measure. See reconciliation on slide 47; (3) As defined by S&P Global: “Cash, cash equiv. & investment securities/assets;” (4) Period-end balances.

Resilient Credit Metrics Through All Economic Environments 13 Net Charge-Offs / Average Loans Nonperforming Loans / Loans 15 Year Average 0.30% 15 Year Average 0.45% (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) All FDIC-insured banks, as of latest available annual period. Source: FDIC. 0.25% 0.10% 0.27% 0.89% 0.47% 0.54%

Risk-Adjusted Returns Rowing Close to Shore 14 Risk-Weighted Assets / Assets Return on Risk-Weighted Assets (1) UMB traditional peers (15 banks), data as of latest available annual period. Source: S&P Global Market Intelligence.

Outperformance Building Long-Term Value 15 15-Year Compounded Annual Growth Rates 2006 – 2021 (2) *KBW Nasdaq Regional Bank Index (median of 50 banks); **UMB’s traditional peers (median of 15 banks); ***Median of all publicly-traded banks with data reported for both 2006 and 2021. (1) As of March 2022; (2) Non-GAAP measure. See reconciliation on slide 46. Source: KRX, Peer and Industry data from S&P Global Market Intelligence. (1)

Dividend Trends Sustained Growth 16 (1) Dividends adjusted for 2-for-1 stock split in 2006; (2) Annualized 2022 full-year dividend assumes all 4 quarters are $0.37/share, consistent with first and second quarter 2022 dividend. The Board of Directors may declare dividends of different amounts in future quarters. Annual Dividends Declared (1) +263.2% 2001 - 2021 (2) (2)

2nd Quarter 2022 Financial Review

2Q 2022 Results At-A-Glance 18 Dollars in millions, except per share amounts. (1) Net gains/losses related to mark-to-market valuations and any disposition of shares in equity investments. (2) Non-GAAP measure. See reconciliations on slide 44. 2Q ’21 1Q ’22 2Q ’22 Linked-Quarter Commentary

2Q 2022 Earnings Highlights 19 Operating PTPP Income (1) $187.1 $131.6 $109.6 $107.4 $119.4 Net Income $106.0 $137.6 $87.4 $94.5 $78.5 Dollars in millions, except per share amounts. (1) Operating pre-tax, pre-provision income. See reconciliation on slide 44; (2) Net gains/losses related to mark-to-market valuations and any disposition of shares in our equity investments.

Revenue Trends 20 Dollars in millions. Columns may not sum due to rounding differences. 2Q ’21 3Q ’21 4Q ’21 1Q ’22 2Q ‘22 Linked-Qtr. Variance $ ∆ % ∆

Net Interest Income 21 @ 0.16% $3.7B $4.5B $5.4B $6.8B $6.6B @ 0.92% @ 0.87% @ 0.83% @ 0.78% @ 1.27% @ 0.15% @ 0.19% @ 0.64% @ 0.10% Asset Yield and Liability Cost Trends Liquidity Trends Impact NIM $224.8 $209.8 $210.6 $210.4 $199.7 $204.5 $208.4 $223.1 13.7% 15.9% 18.8% 17.6% 10.5% $201.1 $188.7 $2.1B @ 1.79% @ 1.30% 8.4% Pre- pandemic Liquidity trends shown as average quarterly balances. $ millions $ billions EA % IBL % COF %

Noninterest Income 22 Current Quarter Drivers Dollars in millions. (1) UMB traditional peers (15 banks), data as of latest available quarter. Source: S&P Global Market Intelligence. Noninterest income increased $52.7mm, or 42.6%, vs. 1Q’22, driven by: A gain of $66.2mm realized on the sale of Visa Class B shares, ($5mm of the gain contributed to charitable foundation), partially offset by a decline of $4.9mm in market valuations of other equity positions; An increase of $8.9mm in brokerage income, largely driven by 12b-1 and money market revenue share income; These increases were partially offset by decreases of $10.5mm in company-owned life insurance income (with a similar offset in compensation expense) and $4.2mm in derivative income, both in “other” income; and a decrease of $3.8mm in deposit service charges due to lower healthcare transfer and conversion fees vs. 1Q’22. $176.3 $131.6 $107.9 $118.8 $123.7 LQ Variance Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing

Noninterest Expense 23 Current Quarter Drivers Dollars in millions. Columns may not sum due to rounding differences. 2Q ’21 3Q ’21 4Q ’21 1Q ’22 2Q ‘22 Linked-Qtr. Variance $ ∆ % ∆ Noninterest expense decreased $0.7mm, or 0.3%, vs. 1Q’22. Primary drivers: A decrease of $10.7mm in deferred compensation expense (offset to decreased COLI income); and A seasonal decrease of $6.2mm in payroll taxes, insurance, and 401(k) expense. These decreases were offset by $4.5mm in higher incentive expense from variable performance-related compensation; $4.4mm in additional charitable contributions; and An increase of $4.4mm in legal and consulting expense related to general corporate activities.

$16,693 $ 17,361 $ 18,318 $ 16,818 Diversified Loan Portfolio 24 Average balances in millions. $ 16,757 2Q ’21 1Q ’22 2Q ’22 Linked-Qtr. Variance $ ∆ % ∆ Loans by Region Kansas City 33% Colorado 19% Arizona 10% St. Louis 15% Greater MO 5% KS - 3% Texas 11% NE - 2% OK - 2%

Quarterly Loan Activity 25 (1) Payoffs and paydowns include C&I and CRE loans. 2Q ’21 3Q ’21 4Q ’21 1Q ’22 2Q ’22 (1) (1)

Strong Asset Quality Net Loan Charge-Offs Delinquencies Nonperforming Loans Allowance for Credit Losses Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due; (2) Total loans include PPP balances. 26

27 Detailed Net Charge-Off History (1) Loan categories updated in 2020 with adoption of ASU 2016-13. In prior periods, NCOs for “Commercial” included C&I, commercial card, ABL and factoring loans. NCOs for “Other” included consumer cards, all real-estate loans, consumer loans and DDA. Historical Recent Trends

High-Quality Investment Portfolio (1) Cash flow and purchase activity and HTM duration includes AFS and the portion of the HTM portfolio managed by the Corporate Treasury team; excludes industrial revenue bonds held-to-maturity; (2) Purchases made for roll-off and overbuy; net of purchases related to sales/trades. (3) Includes impact of ~$760mm pay-fixed receive-float swap portfolio with varying start dates. 28 Securities Portfolio Statistics & Activity (1) $8,093 $9,924 $10,567 $11,271 $11,278 $5,199 $1,057 $1,073 $1,195 $1,894 Available-for-Sale Held-to-Maturity Average balances - $ millions

Diversified Deposit Mix 29 $31,589 $29,428 $31,637 $32,580 Deposits by Line of Business Commercial Personal Institutional Commercial Banking 41% Consumer & Private Wealth 21% Capital Mkts. & Corp. Trust 13% Healthcare Services 7% Fund Services 8% Investor Solutions 10% 43% 45% 39% 39% 41% Average balances in millions. (1) Small business deposits were moved from consumer to commercial in 1Q ’22. $27,783 2Q ’21 1Q ’22 2Q ’22 Linked-Qtr. Variance $ ∆ % ∆ (1)

30 Interest Rate Sensitivity Impact to Net Interest Income Assumptions Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies Asset prepayments and other market risks are developed from industry estimates of prepayment speeds and other market changes Shock Scenario – Static Balance Sheet Ramp Scenario – Static Balance Sheet 58% of total loans, or $11.0B, are variable. Of variable loans: 64% reprice within 12 months 45% tied to LIBOR (1) 31% - Prime 21% - SOFR 3% - other Loan Repricing (1) Loans tied to LIBOR are expected to migrate to the Secured Overnight Financing Rate index (“SOFR”) or other indices by 2Q ’23.

Line of Business Updates

Commercial Banking Commercial Capabilities 32 Average balance for 2Q’22. (1) ABA 2021, FDIC data; (2) Rank among U.S. Visa & Mastercard Commercial Card Issuers, Source: Nilson Report, 2021. Commercial Lending Portfolio Middle Market 56% Investment Real Estate 26% Sm./Med Biz 5% Specialized Verticals 13% $15.2B Average Balance

Commercial Banking C&I Lending 33 Commercial & Industrial Statistics C&I Industry Diversification (1) (2) Average loan size: $5.0 million Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions C&I Balance Trends Transp. / Warehouse Diversified Technology Materials & Commodities Manu-facturing Food/Beverage Manufacturing Healthcare Commercial Services Other (3) Agribusiness RE & Construction Finance & Insurance Energy-Related $8.6B 45.3% of total UMB loans (1) Includes C&I and leases; Industries as a percentage of C&I loans; (2) End-of-period balances; (4) Ex. PPP loans. (5) Previously presented metrics revised due to an internal system change. (2) (4) Average Line Utilization Trends +26% YoY (5) (4)

Commercial Banking Commercial Real Estate 34 Commercial Real Estate Statistics Investment CRE / Construction Portfolio (1) Total Investment CRE Portfolio Average Loan-to-Value: 61% Recourse: 85% Const. / Land Dev. 14% Owner-Occupied 32% Investment CRE 46% $6.7B Farmland 7% as of June 30, 2022 1-4 Unit Residential Construction = 1% of total (2) Retail Multifamily Office Building Hotel Industrial Sr. Living Mixed Use Student Housing Other (4) Owner-occupied – new purchase or refinance Real estate development – construction / perm financing, bridge financing, renovations Investment CRE – 3 to 10-year term loans for property investors Resi. Rental (1) Industries as a percentage of investment CRE and construction portfolio; (2) Ex. PPP loans; (3) Calculated using Tier 1 capital plus an adjusted ACL, per regulatory guidelines. Regulatory Concentrations Total non-farmland CRE / Total RBC: 156% Construction & Development Loans / Total RBC: 34% (3) $4.0B 21.3% of total UMB loans

Personal Banking
Consumer

UMB

Strategic & Stable Source of Low-Cost Funds

Consumer plays a strategic role for UMB as a large and stable source of deposits. Poised for continued asset growth.

YoY Growth

	Total Average Deposits	Total Average Loans	Total Average Mortgage
	6.7B	2.6B	2.1B
YoY Growth	+11% YoY	+19% YoY	+27% YoY

Diversified Products, Services & Engagement

New First-Time Homebuyer Program with Down Payment Assistance

500+ Applications YTD — Provided $920k in down payment assistance to new homeowners

Financial Education – powered by EVERFI

13,700 — 2Q '22 page views for UMB Financial Education Center landing page

Community Engagements & Sponsorships

29 — Organizations engaged by UMB Community Development through 2Q '22

Hybrid Service & Sales Model—provides channel of choice & drives customer satisfaction

Retail Banking

Strategically positioned for sales growth

92 Banking Centers

233 ATMs

Private Banking

Growth engine for new customers and deepening existing relationships.

27 Private Bankers across 9 regions

+26% YoY Growth in Average Private Banking Deposits

Digital Banking

$24mm 31% of non-mortgage loan applications

11% of new retail deposit accounts

$49mm Consumer deposits via Mobile **+13% YoY**

NPS Score

66.6

UMBF

Industry Average [1]

51

Metrics at or for the quarter ended 06/30/22. (1) 2021 average Net Promoter Score across 43 financial services companies. Source: Medallia, Inc.

35

Personal Banking Private Wealth Management 36 Composition as of 06/30/22. (1) Includes AUM and AUA. Previously-reported 2021 total included AUM only. Personal Trust 22% Investment Advisory 37% Non-Managed AUA 28% IRAs 5% Brokerage 4% Other 4% Customer Assets Wealth Management Financial planning Discretionary investment management Investment research & education Brokerage services   Trust Management and Estate Planning Charitable foundation planning & administration Trustee & successor trustee services Personal custody, including self-directed IRAs Unique asset administration Fine art management Trust tax preparation   Family Wealth Management A multi-family office Strategic wealth solutions for ultra-high net worth families Business succession planning & continuity Direct private equity investments opportunities New Assets / Sales (1) $11.0B Managed Assets (AUM) $4.2B Non-Managed Assets (AUA) $749mm YTD ‘22

Institutional Banking Fund Services & Institutional Custody 37 Best Interval Fund Administrator (1) Best Administrator – Technology (2) Fund Services – Registered Funds & Alternative Investments Institutional Custody $379B $419B $407B $382B Provides services for 1,700 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public & private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948. Best Custodian – 2021 (4) $405B (1) With Intelligence ‘19-’20 & ‘22 Awards; (2) Hedgeweek U.S. Awards ‘20 & PE Wire U.S. Awards ’20; (3) PE Wire ‘21; (4) HFM U.S. Services Awards ‘21. Best Administrator – GPs with assets <$30B (3)   Assets Under Administration

Institutional Banking
Corp/Specialty Trust & Capital Markets

UMB

Corporate Trust & Escrow Services

Provides trustee, paying agent and escrow services to municipal and corporate issuers.

#3
Municipal Trustee (1) (2) & Paying Agent (2) in U.S.

+15%
New Business $ Volume YTD

1,104 Deals in '22

$33B
Assets Under Administration

Specialty Trust & Agency Solutions

Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions.

+33%
348 Deals YTD vs. 262 in 2021

+68%
Growth in New Business $ Volume YTD

TOP 10
- #1 Agent for Debtor-in-Possession financing (3)
- #7 Aviation & Asset-Based Securitization Trustee (4)

Capital Markets Division

Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations.

Public Finance

68
Closed Deals YTD '22



62
84
119
2019
2020
2021

Annual - Closed Deals

Examples of recent deals:

Ysleta Independent School District, TX	Regional Medical Center Manchester, IA	State of Oregon
$146,040,000	$6,310,000	$217,690,000
• General Obligation Bonds • Senior Manager	• Hospital Revenue Refunding Bonds • Sole Manager	• Oregon State Lottery Revenue Bonds • Co-Manager

Products and services offered through UMB Bank Capital Markets Division
NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

(1) Ranked by proceeds and number of issues; (2) Thomson Reuters municipal rankings, Sept. 2021; (3) Debtwire - ranking 1H'21; (4) Green Street Advisors' Asset-Based Alert – 2021.

38

Institutional Banking
Investor Solutions & Healthcare Services

UMB

Investor Solutions

Our banking as a service (BaaS) solution includes deposit services for checking, saving, and investment accounts, including expanded FDIC insurance through our proprietary Sweep Program.

Sample Fintech Partnerships

BOND | Brex | Edelman Financial Engines
FIGURE | personal CAPITAL | SoFi

$71B
FDIC Sweep Assets Under Administration
~ 6mm accounts

>65mm
Annual ACH Transactions

Healthcare Services

Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.

Investor's Business Daily BEST 2021 HSAs

Recognized for Investment Quality (1)

TOP 10 **Top 10 HSA Custodians in the U.S.** (2)

Named a Top HSA for Features & Investment Options (3)

1.2mm
HSA Account Holders

4.1mm
Benefit Cards

$2.7B
In HSA Assets & Deposits

+$500mm
Agreement to acquire HSA business from Old National June 2022 (4)

(1) Investor's Business Daily 2021; (2) #6 by total accounts - Devenir Research Year-End '21; (3) Investor's Business Daily '21. (4) ~$500mm in deposits & assets. Expected closing 4Q'22.

39

Payments Credit & Debit Card Products 40 $3,812 $3,789 $3,714 $3,723 2Q ’22 Card Spend $3.8B 23rd In U.S. Credit Card Purchase Volume (1) #23 $3,658 Dollars in millions. (1) Rank in commercial, consumer and small business cards among top 50 U.S. issuers. Source: Nilson Report, December 2021. Card Purchase Volume & Interchange Trends

Appendix

Governance Our Board of Directors 42 AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Advisory Directors

Forward-Looking Statements 43 This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously: macroeconomic and other challenges and uncertainties related to the COVID-19 pandemic, such as the impacts to the U.S. and global economies; and impacts related to or resulting from Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Non-GAAP Reconciliations 44 (unaudited, dollars in thousands except per share data) The following are non-GAAP measures used by from time to time. To the extent a non-GAAP measure is used during this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. UMB believes that these non-GAAP financial measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, and COVID-19 related expense. Operating PTPP-FTE for the relevant period is defined as GAAP net interest income on a fully tax equivalent basis plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense and COVID-19 related expense. Tangible book value per share is defined as total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Tangible common equity ratio is calculated as total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Operating Pre-Tax, Pre-Provision Income

Non-GAAP Reconciliations 45 Operating Pre-Tax, Pre-Provision Income; Fully Tax-Equivalent Basis (unaudited, dollars in thousands except per share data)

Non-GAAP Reconciliations 46 Tangible Book Value (unaudited, dollars in thousands except per share data)

Non-GAAP Reconciliations 47 Tangible Common Equity Ratio (unaudited, dollars in thousands)

48 Our Peer Group UMB Financial Corporation 1010 Grand Boulevard Kansas City, MO 64106 UMBFInvestorRelations@umb.com